Summary Prospectus Supplement	November 30, 2010

Putnam Absolute Return 700 Fund

The fund’s summary prospectus is supplemented as follows:

Effective November 1, 2010, Putnam Investment Management LLC (Putnam Management) and the fund’s Board of Trustees have agreed to limit the fund’s total expenses through at least February 28, 2012, so that the fund’s total expenses (before any performance adjustment to the fund’s management fee and excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s distribution plans) will not exceed an annual rate of 1.10% of the fund’s average net assets.

This new expense limitation replaces an expense limitation under which Putnam Management had agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund to the extent that certain fund expenses (exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investment management contract and distribution plans) exceeded 0.450% of the fund’s average net assets.

The Annual fund operating expenses table (along with the table’s third and fourth footnotes) in the Fees and expenses section are revised as follows:

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

						Total
						annual
						fund
						operating
				Total		expenses
				annual		after
		Distribution		fund	Expense	expense
Share	Management	and service	Other	operating	reimburse-	reimburse-
class	fees***	(12b-1) fees	expenses	expenses	ment	ment****

Class A	0.92%	0.25%	0.47%	1.64%	(0.25)%	1.39%

Class B	0.92%	1.00%	0.47%	2.39%	(0.25)%	2.14%

Class C	0.92%	1.00%	0.47%	2.39%	(0.25)%	2.14%

Class M	0.92%	0.75%	0.47%	2.14%	(0.25)%	1.89%

Class R	0.92%	0.50%	0.47%	1.89%	(0.25)%	1.64%

Class Y	0.92%	N/A	0.47%	1.39%	(0.25)%	1.14%

*** The fund’s management fee reflects (i) a base fee (ii) plus or minus a performance adjustment based on the fund’s performance relative to a securities market index, under a new management contract effective 2/1/10. See Who oversees and manages the funds? in the fund’s prospectus for further information about the determination of the fund’s management fee. The management fee (i) is restated to reflect a projected base fee determined using recent (10/31/10) net assets and (ii) reflects the application of a performance adjustment of 0.04% of the fund’s average net assets for its fiscal year ended 10/31/10.

**** Reflects Putnam Management’s contractual obligation, effective 11/1/10 through at least 2/28/12, to limit total annual operating expenses (before any performance adjustment to the fund’s base management fee and excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s distribution plans) to an annual rate of 1.10% of the fund’s average net assets. This obligation may be modified or discontinued only with approval of the fund’s Board of Trustees.

The Example table in the Fees and expenses section is deleted in its entirety and replaced with the following disclosure:

Share class	1 year	3 years	5 years	10 years

Class A	$708	$1,040	$1,393	$2,387

Class B	$717	$1,022	$1,453	$2,521

Class B	$217	$722	$1,253	$2,521
(no redemption)

Class C	$317	$722	$1,253	$2,707

Class C	$217	$722	$1,253	$2,707
(no redemption)

Class M	$535	$973	$1,437	$2,717

Class R	$167	$570	$998	$2,191

Class Y	$116	$415	$737	$1,647

PUTNAM INVESTMENTS	265090 11/10